UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

DoubleVerify Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40349	82-2714562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

462 Broadway New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(212) 631-2111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	DV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events.

As previously disclosed, on August 6, 2026, DoubleVerify Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”) with Neptune BidCo US Inc., a Delaware corporation (“Parent”), and Wallace Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”).  Pursuant to, and subject to the terms and conditions set forth in, the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving the merger and continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). Parent is the parent company of The Nielsen Company (US), LLC.

This Current Report on Form 8-K is being filed to amend and supplement the information in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (“SEC”) on September 29, 2026, and sent by the Company to its stockholders commencing on September 29, 2026 (the “Proxy Statement”). The information contained in this Current Report on Form 8-K is incorporated by reference into the Proxy Statement. All page references in this Current Report on Form 8-K are to pages in the Proxy Statement. Terms used in this Current Report on Form 8-K, but not otherwise defined herein, have the meanings ascribed to such terms in the Proxy Statement.

To the extent that information in this Current Report on Form 8-K differs from, or updates information contained in, the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement. Except as otherwise described in this Current Report on Form 8-K or the documents referred to, contained in or incorporated by reference in this Current Report on Form 8-K, the Proxy Statement, the annexes to the Proxy Statement and the documents referred to, contained in or incorporated by reference in the Proxy Statement are not otherwise modified, supplemented or amended.

The supplemental information herein should be read in conjunction with the Proxy Statement, which we urge you to read in its entirety. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. For clarity, new text within restated disclosures from the Proxy Statement is highlighted with bold, underlined text, while deleted text is ~~bold and stricken-through~~.

If you have not already submitted a proxy for use at the Special Meeting, you are urged to do so promptly. This Current Report on Form 8-K does not affect the validity of any proxy card or voting instructions that the Company’s stockholders may have previously received or delivered. No action is required by any stockholder of the Company who has previously delivered a proxy or voting instructions and who does not wish to revoke or change such proxy or voting instructions.

SUPPLEMENTAL DISCLOSURES TO THE PROXY STATEMENT

1.                  The fourth paragraph under the section captioned “Summary - Regulatory Approvals Required for the Merger” of the Proxy Statement set forth on Page 12 is hereby supplemented by amending and restating such paragraph as follows:

On September 3, 2026, notification and report forms were filed by the parties with certain foreign merger control authorities under the Antitrust Laws and competition laws of Cyprus, Germany and Morocco, and a draft notification was submitted to the Australian Competition and Consumer Commission (the “ACCC”). On September 21, 2026, the parties’ formal notification was lodged with the ACCC. On October 5, 2026, the Merger received clearance from the German Federal Cartel Office (Bundeskartellamt). On October 7, 2026, the Merger received clearance from the Commission for the Protection of Competition of the Republic of Cyprus. On October 13, 2026, the Merger received clearance from the ACCC. Under the Competition and Consumer Act 2010 (Cth), the parties may not complete the Merger until 14 calendar days have elapsed following publication of the ACCC’s determination and reasons on the ACCC’s Acquisitions Register, during which period the parties or third parties with standing may apply to the Australian Competition Tribunal for review of the determination. Assuming no such application for review is made, the parties may complete the Merger following the expiration of such 14-day period in accordance with the Competition and Consumer Act 2010 (Cth). Also on October 13, 2026, the Merger received clearance from the Moroccan Competition Council (Conseil de la Concurrence). As of the date of this Current Report on Form 8-K, all reviews pursuant to the Antitrust Laws and competition laws of Australia, Cyprus, Germany and Morocco have been completed, subject to the expiration of the Australian Competition Tribunal review period described above.

2.                  The first and second paragraphs under the section captioned “Summary - Legal Proceedings Regarding the Merger” of the Proxy Statement set forth on Page 16 are hereby supplemented by amending and restating such paragraphs as follows:

As of ~~September 29, 2026~~ October 20, 2026, the Company has received ~~two~~ fourteen (14) demand letters from purported stockholders of the Company (the “Demand Letters”), which generally allege that the preliminary proxy statement filed by the Company on September 11, 2026 or this proxy statement contain~~s~~ disclosure deficiencies in breach of fiduciary duties and in violation of Sections 14(a) and 20(a) of the Exchange Act, and Rule 14a-9 promulgated thereunder. The Demand Letters seek corrective disclosures in respect of such alleged deficiencies in advance of the Special Meeting.

In addition, as of October 20, 2026, two complaints have been filed by purported Company stockholders related to the Merger (the “Complaints”). As of October 20, 2026, none of the defendants named in the Complaints has been served. The Complaints assert claims for, among other things, purported disclosure deficiencies in this proxy statement. The Complaints seek, among other relief, (i) injunctive relief preventing the Closing until defendants issue purportedly complete disclosures regarding the Merger, (ii) rescission of the Merger and/or actual and punitive damages in the event the Merger is consummated, (iii) attorneys’ and experts’ fees and expenses, and (iv) such other and further relief that the court may find just and proper.

DoubleVerify believes that the allegations and claims asserted in the Demand Letters are without merit and the disclosures in this proxy statement comply with applicable law. DoubleVerify disputes the allegations in the Complaints and will move to dismiss or otherwise respond to the Complaints in accordance with applicable court rules to the extent that DoubleVerify or other defendants are served. We cannot predict the outcome of, or estimate the possible loss or range of loss from, these matters. It is possible that additional or similar demand letters may be received by the Company, the Company Board, and/or Parent and/or that additional complaints may be filed alleging similar or additional deficiencies between the date of this proxy statement and consummation of the Merger. If any such additional demand letters are received or any additional complaints are filed, the Company and/or Parent will not necessarily disclose such demand letters or complaints.

3.                   The paragraph under the section captioned “Interests of DoubleVerify’s Directors and Executive Officers in the Merger – Other Arrangements” of the Proxy Statement set forth on Page 76 is hereby supplemented by amending and restating such paragraph as follows:

As of the date of this proxy statement, no executive officer has entered into any agreement or arrangement with the Company, Parent, or any of their respective affiliates regarding post-closing employment with the Surviving Corporation or any of its affiliates, or participation in a post-Closing equity compensation program of the Surviving Corporation or any of its affiliates. ~~Prior to the Effective Time,~~ Prior to and following the Closing, however, the Company, Parent, and their respective affiliates may, in their discretion, have discussions regarding agreements, arrangements, and understandings with any one or more of the Company’s executive officers regarding their employment or other future services, compensation or benefits and may enter into definitive agreements with such individuals regarding the foregoing (including the terms of any participation in a post-closing equity compensation program), in each case subject to the interim operating covenants and post-closing covenants set forth in the Merger Agreement and applicable restrictions therein.

Parent initially indicated that it expected to enter into employment agreements with key personnel of the Company concurrently with the execution of the Merger Agreement. As of the date of this proxy statement, (i) Parent has not indicated whether there will be any post-Closing employment arrangements with the Surviving Corporation for current employees of the Company, and (ii) no agreements have been reached with current employees of the Company with respect to continuing employment.

4.                  The last paragraph under the subheading “Summary of Financial Analyses” in the section captioned “The Merger - Opinion of PJT Partners” of the Proxy Statement set forth on Pages 63 and 64 is hereby supplemented by amending and restating such paragraph as follows:

The following is a summary of the material financial analyses used by PJT Partners in preparing its opinion to the Special Committee and the Company Board. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by PJT Partners, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses. In performing its analyses, PJT Partners made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company or any other parties to the Merger. None of the Company, PJT Partners, or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of businesses do not purport to be appraisals or reflect the prices at which the businesses may actually be sold. The financial analyses summarized below were based on the Projections and other financial information prepared and furnished to PJT Partners by or on behalf of the Company’s management, and used at the direction of the Company’s management and approved for PJT Partners’ use by the Special Committee. The following summary does not purport to be a complete description of the financial analyses performed by PJT Partners. The following quantitative information, to the extent that it is based on market data, is based on market data as it existed, for the Company, as of the closing trading price on August 5, 2026 (which represented the last trading day for Company Common Stock prior to the date of PJT Partners’ opinion), and is not necessarily indicative of current or future market conditions. In addition, for purposes of deriving estimated values per share, PJT Partners utilized and relied upon the estimate of approximately 171.5 million ~~F~~fully diluted shares outstanding ~~numbers for~~ of the Company’s Common Stock as of August 4, 2026, based on the Merger Consideration of $13.60 per share and using the treasury stock method, which number was ~~used below were~~ provided by, and used by PJT Partners at the direction of, the Company’s management, and directed for PJT Partners’ use in connection with its financial analyses and opinion by the Company’s management.

5.                  The last paragraph under the subheading “Selected Comparable Company Analysis” in the section captioned “The Merger - Opinion of PJT Partners” of the Proxy Statement set forth on Pages 64 and 65 is hereby supplemented by amending and restating such paragraph as follows:

Accordingly, PJT Partners selected (1) a TEV to Adj. EBITDA (Pre-SBC) multiple range of 5.0x to 8.0x for calendar year 2027E and (2) a TEV to Adj. EBITDA (Post-SBC) multiple range of 7.5x to 10.5x for calendar year 2027E, in each case for the Company on a standalone basis, which multiples were selected based on PJT Partners’ professional judgment and expertise. PJT Partners then applied these ranges to the Company’s calendar year 2027E Adj. EBITDA (Pre-SBC) and calendar year 2027E Adj. EBITDA (Post-SBC) based on the Projections, to calculate a range of implied prices per share of Company Common Stock on a standalone basis based on the fully diluted number of shares of Company Common Stock as of ~~June 30, 2026~~ August 4, 2026, based on the Merger Consideration of $13.60 per share and using the treasury stock method, of approximately 171.5 million shares outstanding of Company Common Stock (which number was provided by, and used by PJT Partners at the direction of, the Company’s management, and directed for PJT Partners’ use in connection with its financial analyses and opinion by the Company’s management). The following summarizes the results of these calculations:

Implied prices per share of Company Common Stock
TEV/2027E Adj. EBITDA (Pre-SBC)	$10.62 – $16.22
TEV/2027E Adj. EBITDA (Post-SBC)	$10.77 – $14.56

6.                  The last paragraph under the subheading “Selected Precedent Transaction Analysis” in the section captioned “The Merger - Opinion of PJT Partners” of the Proxy Statement set forth on Pages 65 and 66 is hereby supplemented by amending and restating such paragraph as follows:

The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the companies included in the selected precedent transaction analysis, which PJT Partners discussed with the Special Committee. In addition, certain of the selected precedent transactions involved the purchase and sale of certain assets and businesses rather than transactions involving whole companies, and the selected precedent transactions occurred during periods in which financial, economic and market conditions were different from those in existence as of the date of PJT Partners’ opinion. Accordingly, PJT Partners believed, and discussed with the Special Committee, that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the Merger. PJT Partners therefore made qualitative judgments concerning the differences between the characteristics of the selected precedent transactions and the Merger that would affect the acquisition values of the selected target companies and the Company. After reviewing the above analyses, PJT Partners selected a TEV to LTM Adj. EBITDA (Pre-SBC) range of 7.5x to 10.0x and a TEV to LTM Adj. EBITDA (Post-SBC) range of 12.0x to 15.0x for the Company on a standalone basis,  which were selected based on PJT Partners’ professional judgment and expertise, and applied these ranges to the Company’s LTM Adj. EBITDA (Pre-SBC) and LTM Adj. EBITDA (Post-SBC) based on the Projections (in each case for the twelve (12) months ended June 30, 2026), to calculate a range of implied prices per share of Company Common Stock on a standalone basis. The following summarizes the results of these calculations:

Implied prices per share of Company Common Stock
TEV/LTM Adj. EBITDA (Pre-SBC)	$12.65 – $16.39
TEV/LTM Adj. EBITDA (Post-SBC)	$12.40 – $15.15

7.                   The second paragraph under the subheading “Discounted Cash Flow Analysis” in the section captioned “The Merger - Opinion of PJT Partners” of the Proxy Statement set forth on Page 66 is hereby supplemented by amending and restating such paragraph as follows:

To calculate the estimated enterprise value of the Company using the discounted cash flow method, PJT Partners added (a) the Company’s projected after-tax unlevered free cash flows for the period from July 1, 2026 through fiscal year end 2034E based on the Projections (which are referred to in this section titled “Opinion of PJT Partners” as the “Company Standalone 8.5-Year DCF Analysis”) to (b) ranges of “terminal values” of the Company as of December 31, 2034, and discounted such amounts to their present value as of June 30, 2026 using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking Adj. EBITDA (Post-SBC), subtracting finance lease cash expense and capital expenditures, adjusting for changes in net working capital and subtracting unlevered cash taxes. The residual value of the Company at the end of the projection period, or “terminal value,” was estimated by applying a range of perpetuity growth rates of 2.5% to 4.5%, which perpetuity growth rates were selected based on PJT Partners’ professional judgment and expertise, to the Company’s normalized terminal period unlevered free cash flows from the Projections. The range of after-tax discount rates of 12.0% to 13.5% was selected based on PJT Partners’ analysis of the weighted average cost of capital of the Company and considerations that PJT Partners deemed relevant based on its professional judgment and expertise. PJT Partners then calculated a range of implied equity values per share of Company Common Stock by adding the Company’s net cash as of June 30, 2026 to the estimated enterprise value derived using the discounted cash flow method and dividing such amount by the fully diluted number of shares of Company Common Stock as of ~~June 30, 2026~~ August 4, 2026, based on the Merger Consideration of $13.60 per share and using the treasury stock method, of approximately 171.5 million shares outstanding of Company Common Stock (which number was provided by, and used by PJT Partners at the direction of, the Company’s management, and directed for PJT Partners’ use in connection with its financial analyses and opinion by the Company’s management). The following summarizes the results of these calculations:

Company Standalone 8.5-Year DCF Analysis	Implied equity values per share of Company Common Stock
Projections	$11.64 – $15.47

8.                   The third bullet under the subheading “Other Information” in the section captioned “The Merger - Opinion of PJT Partners” of the Proxy Statement set forth on Page 67 is hereby supplemented by amending and restating such bullet as follows:

•	fifteen (15) publicly available Wall Street research analysts’ undiscounted share price targets for Company Common Stock, which indicated a target share price range for shares of Company Common Stock of $8.00 to $16.00, as compared to the headline offer value of $13.60.

9.                 The sixth paragraph under the section captioned “The Merger - Regulatory Approvals Required for the Merger” of the Proxy Statement set forth on Page 91 is hereby supplemented by amending and restating such paragraph as follows:

On September 3, 2026, notification and report forms were filed by the parties with certain foreign merger control authorities under the Antitrust Laws and competition laws of Cyprus, Germany and Morocco, and a draft notification was submitted to the ACCC. Following engagement with the ACCC during its pre-notification process, the parties’ formal notification was lodged with the ACCC on September 21, 2026. On October 5, 2026, the Merger received clearance from the German Federal Cartel Office (Bundeskartellamt). On October 7, 2026, the Merger received clearance from the Commission for the Protection of Competition of the Republic of Cyprus. On October 13, 2026, the Merger received clearance from the ACCC. Under the Competition and Consumer Act 2010 (Cth), the parties may not complete the Merger until 14 calendar days have elapsed following publication of the ACCC’s determination and reasons on the ACCC’s Acquisitions Register, during which period the parties or third parties with standing may apply to the Australian Competition Tribunal for review of the determination. Assuming no such application for review is made, the parties may complete the Merger following the expiration of such 14-day period in accordance with the Competition and Consumer Act 2010 (Cth). Also on October 13, 2026, the Merger received clearance from the Moroccan Competition Council (Conseil de la Concurrence). As of the date of this Current Report on Form 8-K, all reviews pursuant to the Antitrust Laws and competition laws of Australia, Cyprus, Germany and Morocco have been completed, subject to the expiration of the Australian Competition Tribunal review period described above.

10.                 The first and second paragraphs under the section captioned “The Merger - Legal Proceedings Regarding the Merger” of the Proxy Statement set forth on Page 91 are hereby supplemented by amending and restating such paragraphs as follows:

As of ~~September 29, 2026~~ October 20, 2026, the Company has received ~~two~~ fourteen (14) demand letters from purported stockholders of the Company (the “Demand Letters”), which generally allege that the preliminary proxy statement filed by the Company on September 11, 2026 or this proxy statement contains disclosure deficiencies in breach of fiduciary duties and in violation of Sections 14(a) and 20(a) of the Exchange Act, and Rule 14a-9 promulgated thereunder. The Demand Letters seek corrective disclosures in respect of such alleged deficiencies in advance of the Special Meeting.

In addition, as of October 20, 2026, two complaints have been filed by purported Company stockholders related to the Merger. As of October 20, 2026, none of the defendants named in the Complaints has been served. The Complaints assert claims for, among other things, purported disclosure deficiencies in this proxy statement. The Complaints seek, among other relief, (i) injunctive relief preventing the Closing until defendants issue purportedly complete disclosures regarding the Merger, (ii) rescission of the Merger and/or actual and punitive damages in the event the Merger is consummated, (iii) attorneys’ and experts’ fees and expenses, and (iv) such other and further relief that the court may find just and proper.

DoubleVerify believes that the allegations and claims asserted in the Demand Letters are without merit and the disclosures in this proxy statement comply with applicable law. DoubleVerify disputes the allegations in the Complaints and will move to dismiss or otherwise respond to the Complaints in accordance with applicable court rules to the extent that DoubleVerify or other defendants are served. We cannot predict the outcome of, or estimate the possible loss or range of loss from, these matters. It is possible that additional or similar demand letters may be received by the Company, the Company Board, and/or Parent and/or that additional complaints may be filed alleging similar or additional deficiencies between the date of this proxy statement and consummation of the Merger. If any such additional demand letters are received or any additional complaints are filed, DoubleVerify and/or Parent will not necessarily disclose such demand letters or complaints.

11.                 The paragraph under the section captioned "The Merger - Background of the Merger" of the Proxy Statement set forth on Page 35 that begins "On January 17, 2025, the Company retained Paul Hastings LLP" is hereby supplemented by adding the following paragraph immediately after such paragraph:

Paul Hastings has historically represented, and currently represents, certain of Nielsen's equityholders. The fees billed by Paul Hastings for these representations for the last 24 months were collectively (i) less than approximately 0.20% of the total revenues of Paul Hastings during such period, and (ii) less than the fees expected to be paid to Paul Hastings by the Company in connection with the Merger.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Statements contained in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements, including statements regarding the Merger and the other transactions contemplated by the Merger Agreement.  In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “likely” or “continue,” the negative of these terms and other comparable terminology.  These statements are only predictions based on the Company’s expectations and projections about future events as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements.  Important factors, risks and uncertainties that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of our common stock; (ii) the timing to consummate the Merger, or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; (iii) the failure to satisfy the conditions to the consummation of the Merger, and the other transactions contemplated thereby; (iv) the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; (v) the effect of the pendency of the Merger on the Company’s business relationships, operating results and business generally; (vi) certain restrictions during the pendency of the Merger that may impact our ability to pursue certain business opportunities or strategic transactions; (vii) risks that the Merger disrupts current plans and operations; (viii) risks related to diverting management’s attention from our ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) our ability to retain, hire and integrate skilled personnel, and maintain relationships with key business partners and customers, and others with whom we do business, in light of the proposed Merger; (xi) unexpected costs, charges or expenses resulting from the Merger; (xii) risks that the benefits of the Merger are not realized when and as expected; and (xiii) those risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.  New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can management assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement the Company makes.  Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made.  Except as otherwise required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

On September 29, 2026, the Company filed with the SEC a definitive proxy statement (the “Proxy Statement”) relating to the proposed Merger involving the Company, Parent and Merger Sub. The Proxy Statement has been mailed to the Company’s stockholders in connection with the proposed Merger. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that may be filed by the Company with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY IN CONNECTION WITH THE PROPOSED MERGER, AS WELL AS ANY AMENDMENTS, SUPPLEMENTS OR DOCUMENTS INCORPORATED BY REFERENCE TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed Merger or other responses in relation to the proposed Merger should be made only on the basis of the information contained in or incorporated by reference into the Proxy Statement. Investors will be able to obtain a free copy of the Proxy Statement and other related documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov, or from the Company’s website at ir.doubleverify.com.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, is contained in the “Proposal 1 – Election of Directors,” “Executive and Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Company’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 7, 2026, and is contained in the Proxy Statement filed by the Company with the SEC on September 29, 2026. Any changes in the holdings of the Company’s securities by its directors and executive officers from the amounts set forth in the proxy statement for its 2026 annual meeting of stockholders have been reflected in Forms 3, 4 and 5, filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of the Company’s directors and executive officers in the Merger, which may be different from those of the Company’s stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Merger. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLEVERIFY HOLDINGS, INC.

Date: October 20, 2026	By:	/s/ Andrew E. Grimmig
Andrew E. Grimmig
Chief Legal Officer and Secretary